[LOGO]

                                 BROWN ADVISORY

                                  PROSPECTUS

                               DECEMBER 30, 2005

                        BROWN ADVISORY OPPORTUNITY FUND
                             Institutional Shares
                                   A Shares

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS [LOGO]
                  BROWN ADVISORY

            RISK/RETURN SUMMARY                                   2
                      Investment Objective                        2
                      Principal Investment Strategies             2
                      Principal Investment Risks                  3
                      Who May Want to Invest in the Fund          5
                      Performance Information                     5

            FEE TABLES                                            8

            MANAGEMENT                                           10
                      The Advisor                                10
                      Portfolio Managers                         10
                      Other Service Providers                    12
                      Fund Expenses                              12

            YOUR ACCOUNT                                         13
                      How to Contact the Fund                    13
                      General Information                        13
                      Buying Shares                              16
                      Selling Shares                             21
                      Exchange Privileges                        25
                      Retirement Accounts                        31

            OTHER INFORMATION                                    32
                      Distributions                              32
                      Taxes                                      32
                      Organization                               33

            FINANCIAL HIGHLIGHTS                                 34

[LOGO]         RISK/RETURN SUMMARY
BROWN ADVISORY

CONCEPTS TO UNDERSTAND
EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.


INVESTMENT OBJECTIVE
The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in the equity securities of companies that generate high returns on invested capital, have exhibited an above average increase in earnings over the past few years and that have strong sustainable earnings prospects and attractive stock prices. The Fund also invests in companies with strong positive cash flows, and conservatively capitalized balance sheets that are self-financing. The Fund generally invests in small- and mid-capitalization companies. Although the Fund invests in companies with market capitalizations of more than $100 million, it may invest in companies of any size.

The Fund generally follows a growth strategy in selecting equity securities. The Fund's investment strategy also requires the investment advisor (the "Advisor") to be sensitive to value when selecting stocks for the Fund's portfolio. Typically, the stocks purchased by the Fund will have a price earnings (P/E) multiple no greater than 100% of the company's long-term sustainable growth rate.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then focuses on those companies that have the ability to grow at above average rates over several years, given the Advisor's belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates (typically 12-18% per year) over long periods of time. Factors considered include:

  .  Product cycles, pricing flexibility and product or geographic mix
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  BROWN ADVISORY

CONCEPTS TO UNDERSTAND
PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.

PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

  .  Cash flow and financial resources to fund growth
  . Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their growth opportunity. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS
GENERAL MARKET RISK An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The Fund's net asset value ("NAV") and investment
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BROWN ADVISORY

return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

  . The market may not recognize what the Advisor believes to be the true value or growth potential of the stocks held by the Fund

  . The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
  . The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company

  . The Advisor's judgment as to the growth potential or value of a stock may prove to be wrong

  . A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities
  . If the Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

SMALLER COMPANY RISK To the extent that the Fund invests in companies with small - or mid - size capitalizations, an investment in the Fund can have more risk than investing in larger, more established companies. An investment in the Fund may have the following additional risks:

  . Analysts and other investors typically follow smaller companies less actively and therefore information about these companies is not always readily available

  . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
  . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
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  BROWN ADVISORY

  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

NON-DIVERSIFIED RISK The Fund is "non-diversified" and its investments are not required to meet certain diversification requirements under Federal law. A "non-diversified" Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of the Fund's Institutional Shares from year to year and how the Fund's Institutional Shares compare to a broad measure of market performance. The Fund's A Shares have not commenced operations.
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BROWN ADVISORY

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund's Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund for each full calendar year that the Fund has operated.

                                    [CHART]
 1999      2000       2001      2002      2003      2004
------    ------     ------    ------    ------    ------
286.53%   -24.94%    -44.37%   -47.60%    77.52%   -2.62%

   The calendar year-to-date total return as of September 30, 2005 was -0.30%.

The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

During the periods shown in the chart, the highest quarterly return was 58.66% (for the quarter ended March 31, 1999) and the lowest quarterly return was -39.59% (for the quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's
                                                                             6
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  BROWN ADVISORY

Institutional Shares as of December 31, 2004 to the Fund's primary benchmark, the Russell 2000 Index.

                                             1       5        SINCE
       INSTITUTIONAL SHARES                 YEAR   YEARS  INCEPTION/(1)/
       Return Before Taxes                 -2.62% -17.67%     6.00%
       Return After Taxes on Distributions -2.62% -17.62%     5.45%
       Return After Taxes on Distributions
       and Sale of Fund Shares             -1.70% -13.69%     5.01%
       -----------------------------------------------------------------
       RUSSELL 2000 INDEX                  18.33%   6.61%     6.98%

/(1)/The Predecessor Fund commenced operations on June 29, 1998. The returns of the Russell 2000 Index are as of June 30, 1998.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed on 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of expenses.
7
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[LOGO]         FEE TABLES
BROWN ADVISORY

The following tables describe the various fees and expenses that you will pay if you invest in the Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund class. Operating expenses, which include fees of the Advisor, are paid out of the Fund class' assets and are factored into the Fund class' share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                                        BROWN ADVISORY
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              OPPORTUNITY FUND
                                                                INSTITUTIONAL         A
                                                                   SHARES           SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                               None        5.50%/(1)(2)/
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of the sale price)                                   None         None/(2)(3)/
Maximum Sales Charge (Load) Imposed on Reinvested Distributions       None         None
Redemption Fee (as a percentage of amount redeemed)                  1.00%/(4)/    None
Exchange Fee (as a percentage of amount redeemed)                    1.00%/(4)/    None
Maximum Account Fee                                                   None         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      1.00%        1.00%
Distribution (12b-1) Fees                                              None       0.25%
Other Expenses/(5)/                                                  0.54%        0.87%
TOTAL ANNUAL FUND OPERATING EXPENSES/(5)/                            1.54%        2.12%
Waivers and Reimbursements/(6)/                                    (0.04)%      (0.42)%
Net Expenses/(6)/                                                    1.50%        1.70%

/(1)/No initial sales charge is applied to purchases of $1 million or more. /(2)/Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

/(4)/Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.

/(5)/Based on projected amounts for the Fund's fiscal year ending May 31, 2006. /(6)/The Advisor has contractually agreed to waive its fee and/or reimburse
     Fund expenses to the extent that the total annual operating expenses exceed 1.50% and 1.70% for Institutional Shares and A Shares, respectively, through October 1, 2006.
                                                                             8
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  BROWN ADVISORY

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund or class thereof for the time periods indicated, you pay the applicable maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's (or class') Total Annual Fund Operating Expenses and Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     BROWN ADVISORY
                                    OPPORTUNITY FUND
                                  INSTITUTIONAL   A
                                     SHARES     SHARES
                          1 YEAR      $153      $  713
                          3 YEARS     $483      $1,139

9
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[LOGO]         MANAGEMENT
BROWN ADVISORY

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISOR

The Fund's Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor does business under the name of Brown Advisory, Inc. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates ("Brown") have provided investment advisory and management services to clients for over 10 years. As of September 30, 3005, the Advisor and its affiliates had approximately $9.7 billion of assets under management.

The Advisor receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for the Fund.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund will be included in the Fund's annual report for the period ending May 31, 2006 and is currently available in the SAI.

PORTFOLIO MANAGERS

An investment team has managed the Fund since its inception in December 2005. Mr. Paul J. Chew is the team's chairman and works with the team on developing and executing the Fund's investment program. Mr. Chew retains
                                                                             10
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  BROWN ADVISORY

sole decision-making authority over the day-to-day management of the Fund's assets.

PAUL J. CHEW, CFA, has been a member of Brown's senior management since 2001 and Director of Equity Research since 1995. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Other senior members of the Fund's team include:

TIMOTHY W. HATHAWAY, CFA, has been a member of Brown's senior management and co-chairman of Brown's Small-Cap Equity Team since September 2005. Mr. Hathaway joined the firm in 1995 and served as a Research Analyst with Brown's Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors from 1995 to 2005. Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

CHRISTOPHER A. BERRIER has been a member of Brown's senior management and co-chairman of Brown's Small-Cap Equity Team since September 2005. Prior to joining the firm in 2005, Mr. Berrier spent over five years as a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received an A.B. in economics from Princeton University in 2000.

DORON S. EISENBERG has been a Vice President at Brown since 2004 and has served as an Equity Research Analyst researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

DAVID B. POWELL, CFA, has been a Vice President at Brown and an Equity Research Analyst researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price.

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BROWN ADVISORY
Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's representative in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisor or with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of a Fund class include that class' own expenses as well as Trust expenses that are allocated between the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or class. Any waiver or expense reimbursement increases a Fund class' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                             12
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YOUR ACCOUNT [LOGO]
             BROWN ADVISORY

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Brown Advisory Funds
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Brown Advisory Funds
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (800) 540-6807 (toll free)
WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Re: (Brown Advisory Opportunity Fund and Class)
  (Your Name)
  (Your Account Number)
GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, each Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 16 through 31). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking the market value of that Fund's (or class') total assets, subtracting the Fund class' liabilities, and then
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BROWN ADVISORY
dividing the result (net assets) by the number of outstanding shares of the Fund class. If the Fund invests in securities that trade in foreign securities markets on days other than the Fund business day, the value of the fund's portfolio may change on days on which shareholders will not be able to Purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security principally trades closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which each Fund class calculates its NAV, or
(iii) events occur after the close of the securities markets on which a Fund's portfolio security primarily trades but before the times as of which each Fund class calculates it's NAV.

The Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges)
                                                                             14
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  BROWN ADVISORY

charged by that institution may be different than those of each Fund class. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Advisor has entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC an amount equal to 50% of its annual advisory fee paid by the Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. The Advisor may also enter into arrangements with other financial institutions whereby the Advisor agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund 'supermarket' platform for performing distribution services and/or performing certain administrative service functions. These payments will create an incentive for Brown Advisory Securities, LLC and other financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.
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BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds". For all other accounts, the check must be made payable on its face to "Brown Advisory Funds." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

  WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                    MINIMUM    MINIMUM
                                                    INITIAL   ADDITIONAL
                                                   INVESTMENT INVESTMENT
        INSTITUTIONAL SHARES
         Standard Accounts                           $5,000      $100
         Traditional and Roth IRA Accounts           $2,000      $100
         Accounts with Systematic Investment Plans   $2,000      $100
        A SHARES
         Standard Accounts                           $2,000      $100
         Traditional and Roth IRA Accounts           $1,000      $  0
         Accounts with Systematic Investment Plans   $  250      $100
         Qualified Retirement Plans                  $    0      $  0

                                                                             16
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ACCOUNT REQUIREMENTS
            TYPE OF ACCOUNT                          REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND    .  Instructions must be signed by all
 JOINT ACCOUNTS                            persons required to sign exactly
 Individual accounts and sole              as their names appear on the
 proprietorship accounts are owned by      account.
 one person. Joint accounts have two
 or more owners (tenants).

GIFTS OR TRANSFERS TO A MINOR (UGMA,   .  Depending on state laws, you can
 UTMA)                                     set up a custodial account under
 These custodial accounts provide a        the UGMA or the UTMA.
 way to give money to a child and       .  The custodian must sign
 obtain tax benefits.                      instructions in a manner
                                           indicating custodial capacity.

 BUSINESS ENTITIES                      .  Submit a secretary's (or similar)
                                           certificate covering incumbency
                                           and authority.

 TRUSTS                                 .  The trust must be established
                                           before an account can be opened.
                                        .  Provide the first and signature
                                           pages from the trust document
                                           identifying the trustees.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in
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proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the
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Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges."

The Fund's investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.
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INVESTMENT PROCEDURES
        HOW TO OPEN AN ACCOUNT               HOW TO ADD TO YOUR ACCOUNT
 BY CHECK                               BY CHECK
 .  Call or write us for an account     .  Fill out an investment slip from a
    application                            confirmation or write us a letter
 .  Complete the application (and       .  Write your account number on your
    other required documents)              check
 .  Mail us your application (and       .  Mail us the slip (or your letter)
    other required documents) and a        and the check
    check

 BY WIRE                                BY WIRE
 .  Call or write us for an account     .  Call to notify us of your incoming
    application                            wire
 .  Complete the application (and       .  Instruct your financial
    other required documents)              institution to wire your money to
 .  Call us to fax the completed           us
    application (and other required
    documents) and we will assign you
    an account number
 .  Mail us your original application
    (and other required documents)
 .  Instruct your financial
    institution to wire your money to
    us

 BY ACH PAYMENT                         BY SYSTEMATIC INVESTMENT
 .  Call or write us for an account     .  Complete the systematic investment
    application                            section of the application
 .  Complete the application (and       .  Attach a voided check to your
    other required documents)              application
 .  Call us to fax the completed        .  Mail us the completed application
    application (and other required        and voided check
    documents) and we will assign you   .  We will electronically debit the
    an account number                      purchase amount from the financial
 .  Mail us your original application      institution account identified on
    (and other required documents)         your account application
 .  We will electronically debit the
    purchase amount from the financial
    institution account identified on
    your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.
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CANCELED OR FAILED PAYMENTS  The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES
Each Fund class processes redemption orders promptly. Under normal circumstances, the Fund class will send redemption proceeds to you within a week. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.
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
                     HOW TO SELL SHARES FROM YOUR ACCOUNT
   BY MAIL
   . Prepare a written request including:
   .  Your name(s) and signature(s)
   .  Your account number
   .  The Fund name and class
   .  The dollar amount or number of shares you want to sell
   .  How and where to send the redemption proceeds
   . Obtain a signature guarantee (if required)
   . Obtain other documentation (if required)
   . Mail us your request and documentation

   BY WIRE
   . Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
   . Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or . Mail us your request (See "By Mail")

   BY TELEPHONE
   . Call us with your request (unless you declined telephone redemption privileges on your account application)
   . Provide the following information:
   .  Your account number
   .  Exact name(s) in which the account is registered
   .  Additional form of identification
   . Redemption proceeds will be:
   .  Mailed to you OR
   . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

   SYSTEMATICALLY
   . Complete the systematic withdrawal section of the application
   . Attach a voided check to your application
   . Mail us your completed application
   . Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your
                                                                             22
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account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:
  .  Written requests to redeem $100,000 or more
  .  Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE The sale of the Fund's Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

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There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name
  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
  .  Redemptions of shares purchased through a dividend reinvestment program
  .  Redemptions pursuant to a systematic withdrawal plan
  . Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code ("IRC") and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding qualified retirement accounts) with respect to Institutional Shares or $500 (excluding qualified retirement accounts) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding qualified retirement accounts) for Institutional Shares or $500 (excluding aualified retirement accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for qualified retirement accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two or more consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.
                                                                             24
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EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate redemption fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.
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
                                HOW TO EXCHANGE
     BY MAIL
     . Prepare a written request including:
     .  Your name(s) and signature(s)
     .  Your account number
     .  The names of the fund (and class) you are exchanging
     . The dollar amount or number of shares you want to sell (and exchange)
     . Open a new account and complete an account application if you are requesting different shareholder privileges
     . Obtain a signature guarantee, if required
     . Mail us your request and documentation

     BY TELEPHONE
     . Call us with your request (unless you declined telephone redemption privileges on your account application)
     . Provide the following information:
     .  Your account number
     .  Exact name(s) in which account is registered
     .  Additional form of identification

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CHOOSING A SHARE CLASS

The following is a summary of the differences between Institutional Shares and A Shares of the Fund:

         INSTITUTIONAL SHARES                         A SHARES
 .  Designed for eligible institutions  .  Designed for retail investors
    (financial institutions,            .  Initial sales charge of 5.50% or
    corporations, trusts, estates and      less. No initial sales charge
    religious and charitable               applies to purchases of $1 million
    organizations), employee benefit       or more
    plans with assets of at least $10   .  Deferred sales charge of 1.00% on
    million, and registered investment     purchases of $1 million or more
    advisors or financial planners         liquidated in whole or in part
    purchasing shares on behalf of         within 2 years
    clients and who charge asset-based  .  Higher expense ratio than
    or hourly fees                         Institutional Shares due to Rule
 .  No initial or deferred sales           12b-1 fees
    charges
 .  Lower expense ratio than A Shares
    because Rule 12b-1 distribution
    fees of A Shares are higher than
    shareholder service fees of
    Institutional Shares
 .  Redemption/Exchange fee of 1.00%.
    The Redemption/ Exchange fee does
    not apply to shares redeemed after
    14 days from the date of purchase

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you. The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of the Fund. Sales charge information is not separately posted under the mutual fund section (the "Section") of the Advisor's website located at
27
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www.brownadvisory.com because a copy of this prospectus containing such information is already available for review, free of charge, under the Section.

CHARGE SCHEDULE -- A SHARES

An initial sales charge is assessed on purchases of A Shares as follows:

                                   SALES CHARGE (LOAD)
                                         AS % OF:
                                     PUBLIC     NET ASSET
        AMOUNT OF PURCHASE       OFFERING PRICE VALUE/(1)/ REALLOWANCE %
        $0 but less than $50,000     5.50%        5.82%        5.00%
        $50,000 but less than
        $100,000                     4.50%        4.71%        4.00%
        $100,000 but less than
        $250,000                     3.50%        3.68%        3.00%
        $250,000 but less than
        $500,000                     2.50%        2.56%        2.25%
        $500,000 but less than
        $1,000,000                   2.00%        2.04%        1.75%
        $1,000,000 and up/(2)/       0.00%        0.00%        0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

REDUCED SALES CHARGES Charges You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing
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procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with the value of Fund shares and shares of any other series of the Trust for which the Advisor provides management services (collectively, "Brown Funds") (as of the funds' prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse
(iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:
  . Information or records regarding Brown Shares held in all accounts in your name at the transfer agent;
  . Information or records regarding Brown Shares held in all accounts in your name at a financial intermediary; and
  . Information or records regarding Brown Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.
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ELIMINATION OF INITIAL SALES CHARGES -- A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:
  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
  . Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;
  . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;
  . Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts); and
  . Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares that were part of a purchases of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.
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The distributor pays a sales commission of 1.00% of the offering price of A
Shares to brokers that initiate and are responsible for purchases of $1 million or more.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor a fee equal to 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts. The distributor may pay any fee received under the Rule 12b-1 plan to the Advisor or other financial institutions that provide distribution and shareholder services with respect to A Shares.

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of each of Brown Advisory Small-Cap Value Fund's and each other Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor. It is expected that the Shareholder Service Plan will be activated for the Fund prior to May 31, 2006.

Because each Fund class pays distribution and/or shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.
31
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[LOGO]         OTHER INFORMATION
BROWN ADVISORY

DISTRIBUTIONS

The Fund declares distributions from net investment income at least quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

A shareholder (other than a tax-exempt entity) will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (and the excess of net short-term capital gain) over net long-term capital loss will be taxable to a shareholder as ordinary income. The Fund's distributions of net capital gain (that is, the excess of long-term capital gain over net short-term capital loss), if any, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held his or her shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution will reduce the NAV of the Fund's shares by the amount of the distribution. If a shareholder purchases shares shortly before a distribution, he or she will be taxed on the distribution even though the distribution may represent a return of part of his or her investment.

The redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes. A shareholder will recognize a gain or loss on such a

                                                                             32
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  [LOGO]
  BROWN ADVISORY

transaction equal to the difference, if any, between the amount of your net redemption proceeds (or value of the shares exchanged for) and the shareholder's tax basis in the Fund shares. Such gain or loss will be capital gain or loss if a shareholder held his or her Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate of 28% (1) on all taxable distributions and redemptions proceeds otherwise payable to an individual or other non-corporate shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or (2) on all taxable distributions otherwise payable to such shareholder if the shareholder fails to make required certifications or has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against a shareholder's Federal income tax liability.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.
33

[LOGO]         FINANCIAL HIGHLIGHTS
BROWN ADVISORY

The following table is intended to help you better understand the Fund's financial performance for the past 5 years. The financial information for periods prior to December 30, 2005 is that of the Predecessor Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Financial information for the year ended May 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP ("Briggs"). The Fund's financial information for the other fiscal years was audited by other independent registered public accounting firms. The Fund's financial statements and the report of Briggs are included in the Fund's annual report dated May 31, 2005, which is available upon request, without charge.


                                                FOR THE         FOR THE      FOR THE      FOR THE      FOR THE
                                               YEAR ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              MAY 31, 2005    MAY 31, 2004 MAY 31, 2003 MAY 31, 2002 MAY 31, 2001
Net Asset Value, Beginning of Year              $ 12.49         $  9.85      $ 10.20      $ 18.62      $ 30.98
                                                -------         -------      -------      -------      -------
INCREASE/DECREASE FROM OPERATIONS:
 Net Investment Loss                              (0.16)/(2)/     (0.22)       (0.11)       (0.32)       (0.31)
 Realized and Unrealized Gains (Losses) on
 Securities                                        0.06/(1)/       2.84        (0.24)       (8.10)      (12.05)
                                                -------          ------       ------       ------       ------
Total from Investment Operations                  (0.10)           2.62        (0.35)       (8.42)      (12.36)
                                                -------          ------       ------       ------       ------
Redemption Fees                                    0.00*           0.02         0.00*        0.00*        0.00
                                                -------          ------       ------       ------       ------
Net Asset Value, End of Year                    $ 12.39         $ 12.49      $  9.85      $ 10.20      $ 18.62
                                                =======         =======      =======      =======      =======
Total Return+                                     (0.80)%         26.80%       (3.43)%     (45.22)%     (39.90)%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Year (000)                  $20,442         $29,747      $31,648      $36,632      $80,011
 Ratio of Expenses to Average Net Assets           1.50%           1.50%        1.50%        1.50%        1.50%
 Ratio of Net Investment Loss to Average Net
 Assets                                           (1.31)%         (1.48)%      (1.43)%      (1.33)%      (1.45)%
 Portfolio Turnover Rate                          15.96%          61.35%       51.24%       26.20%       21.86%


* Includes redemption fees retained by the Fund. Such redemption fees represent less than $0.01 per share.
+ Returns do not reflect the deduction of taxes that a shareholder would pay on
  Fund distributions or the redemption of Fund shares.
/(1)/The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
/(2)/Calculated using the average shares method.

[LOGO]
BROWN ADVISORY
                        BROWN ADVISORY OPPORTUNITY FUND
                             Institutional Shares
                                   A Shares
FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
     Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
     You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                              Brown Advisory Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 540-6807 (toll free)

       The Fund's prospectus, SAI and annual/semi-annual reports are also available on the Advisor's website at www.brownadvisory.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
   Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

  Fund information, including copies of the annual/semi-annual reports and the
             SAI, is available on the SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-03023